Exhibit 99.1

NEWS RELEASE
Investor Contact:
Teresa Gutierrez, Senior Vice President, Director of Investor Relations
920-491-7059
Media Contact:
Jennifer Kaminski, Vice President, Manager of Public Relations
920-491-7576

Associated Banc-Corp Reports Second Quarter Earnings of $0.31 per share
Revenue increases on record organic loan growth

GREEN BAY, Wis. -- July 21, 2016 -- Associated Banc-Corp (NYSE: ASB) today reported net income available to common equity of $47 million, or $0.31 per common share, for the quarter ended June 30, 2016. This compares to net income available to common equity of $40 million, or $0.27 per common share, for the quarter ended March 31, 2016.

“This quarter’s results demonstrated our ability to grow in a challenging environment. We benefit from a mix of diverse businesses and are encouraged by the consistent demand across our product offerings.
We delivered record loan growth, and together with a stable margin, saw a significant increase in net interest income. We are also pleased to report stronger fee-based revenue which highlights the resiliency of our fee product offerings,” said President and CEO Philip B. Flynn. “We held expenses in line with prior quarters and we are on target to deliver improved efficiency for the fifth straight year. Outside of energy, our credit quality metrics remain sound and net charge offs were at cyclical lows. Our customers look to Associated as a partner for growth as we continue to enhance our capabilities while delivering value to our shareholders.”

SECOND QUARTER SUMMARY

•	Average loans of $19.6 billion grew $719 million, or 4% from the first quarter

•	Total commercial lending accounted for 75% of average loan growth

•	Average deposits of $20.3 billion declined $286 million, or 1% from the first quarter

•	Net interest income of $177 million, up $5 million, or 3% from the first quarter

•	Net interest margin of 2.81% was stable from the first quarter

•	Provision for credit losses of $14 million, down $6 million from the first quarter

•	Noninterest income of $82 million, down $1 million from the prior quarter

•	Fee-based revenue of $67 million, up $2 million from the first quarter

•	Noninterest expense of $174 million was flat from the first quarter

•	Return on average common equity Tier 1 (CET1) was 9.9%

•	Total dividends per common share of $0.11 in the quarter, up 10% from the year ago quarter

•	Capital ratios remain strong with a CET1 ratio of 9.2% at quarter end

SECOND QUARTER RESULTS

Loans
Second quarter average loans of $19.6 billion increased $719 million from the first quarter, and have increased $1.5 billion from the year ago quarter.
With respect to second quarter average balances,

•
Commercial and business lending grew $354 million from the first quarter to $7.5 billion, with growth driven by general commercial lending, mortgage warehouse, and power and utilities. Commercial and business lending increased $307 million, or 4%, from the year ago quarter.

•	Commercial real estate lending grew $185 million from the first quarter to $4.7 billion. Commercial real estate lending has increased $505 million, or 12%, from the year ago quarter.

•	Consumer lending grew $181 million from the first quarter to $7.5 billion, and increased $641 million, or 9%, from the year ago quarter.

Deposits
Second quarter average deposits of $20.3 billion decreased $286 million from the first quarter, and have increased $663 million from the year ago quarter.
With respect to second quarter average balances,

•	Noninterest-bearing demand deposits decreased modestly from the first quarter to $5.0 billion, and have grown $679 million, or 16%, from the year ago quarter.

•	Interest-bearing demand deposits increased $420 million from the first quarter to $3.6 billion, and grew $390 million, or 12%, from the year ago quarter.

•	Savings deposits increased $77 million from the first quarter to $1.4 billion, and have grown $92 million, or 7%, from the year ago quarter.

•	Money market deposits declined $739 million from the first quarter to $8.7 billion, and have declined $409 million, or 4%, from the year ago quarter.

•	Time deposits declined slightly from the first quarter to $1.5 billion, and have decreased $90 million, or 6%, from the year ago quarter.

Net Interest Income and Net Interest Margin
Second quarter net interest income of $177 million was up $5 million, or 3% from the first quarter and up $10 million, or 6% from the year ago quarter. Second quarter net interest margin of 2.81% was flat from the prior quarter and 2 basis points lower than the year ago quarter.

•	Interest and fees on loans increased $3 million, or 2%, from the first quarter. This increase was partially offset by $1 million in lower interest income from investment securities.

•	Interest expense on deposits declined modestly from the first quarter, partially attributable to lower rates paid on interest-bearing demand, savings, and time deposit balances.

•	Interest on long-term funding decreased $3 million from the first quarter, driven by the retirement of $430 million of the Company’s senior notes in February 2016.

Noninterest Income
Second quarter total noninterest income of $82 million was down $1 million, or 1% from the first quarter and down $4 million, or 5% from the year ago quarter.

•
Fee-based revenue increased $2 million from the first quarter, due to increases across all categories including trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions.

•
Mortgage banking income decreased modestly from the first quarter. While gain on sales benefitted from higher volumes of mortgage loans originated for sale during the period, these were offset by adverse fair value marks on the Company’s pipeline and the mortgage servicing rights valuation; reflecting lower rates at quarter end.

•
All remaining noninterest income categories, on a combined basis, were down $3 million from the prior quarter primarily related to lower bank owned life insurance income and lower asset gains in the second quarter.

Noninterest Expense
Second quarter total noninterest expense of $174 million was flat from the first quarter, and down $2 million, or 1% from the year ago quarter.

•	Lower business development and advertising, occupancy, foreclosure and OREO expense, and legal and professional fees contributed to a $3 million reduction in expenses from the first quarter.

•	These savings were partially offset by $3 million in higher FDIC, personnel, and other expenses.

Taxes
Second quarter income taxes were $21 million with an effective tax rate of 30%, compared to $19 million and 31% in the first quarter, and $22 million and 31% in the year ago quarter.

Credit
The provision for credit losses was $14 million in the second quarter, down $6 million from the prior quarter, primarily attributed to a change in estimate resulting from further segmentation of mortgage warehouse loans within our specialized lending business.

•	Nonaccrual loans of $283 million were down $4 million from the first quarter. The nonaccrual loans to total loans ratio was 1.43% in the second quarter and was down from 1.49% in the prior quarter.

•	Net charge offs of $21 million were up $4 million from the first quarter. Net charge offs in the second quarter were primarily attributable to oil and gas related charge offs of $19 million.

•	Potential problem loans of $457 million were up $56 million from the first quarter, related to risk rating migration in the general commercial and oil and gas portfolios.

•
The allowance for loan losses of $268 million was down $10 million from the first quarter. The allowance for loan losses to total loans was 1.35% in the second quarter, compared to 1.44% in the first quarter.

•
The allowance related to the oil and gas portfolio was $42 million, down $7 million from March 31, 2016, and was flat to December 31, 2015. The allowance on this portfolio reflects year to date net charge offs of $32 million. The allowance represented 5.6% of total oil and gas loans at June 30, 2016, flat to 5.6% at December 31, 2015.

•	The allowance for unfunded commitments of $27 million increased $3 million from the first quarter, driven by risk rating migration and new volumes.

Capital
The Company’s capital position remains strong, with a common equity Tier 1 ratio of 9.2% at June 30, 2016. The Company’s capital ratios continue to be in excess of the Basel III “well-capitalized” regulatory benchmarks on a fully phased in basis.

SECOND QUARTER 2016 EARNINGS RELEASE CONFERENCE CALL
The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, July 21, 2016. Interested parties can listen to the call live on the internet through the investor relations section of the Company's website, http://investor.associatedbank.com or by dialing 877-407-8037. The second quarter 2016 financial tables and an accompanying slide presentation for the call will be available on the Company's website just prior to the call. The number for international callers is 201-689-8037. Participants should ask the operator for the Associated Banc-Corp second quarter 2016 earnings call. An audio archive of the webcast will be available on the Company’s website approximately fifteen minutes after the call is over.

ABOUT ASSOCIATED BANC-CORP
Associated Banc-Corp (NYSE: ASB) has total assets of $29 billion and is one of the top 50 publicly traded U.S. bank holding companies. Headquartered in Green Bay, Wisconsin, Associated is a leading Midwest banking franchise, offering a full range of financial products and services from over 200 banking locations serving more than 100 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD LOOKING STATEMENTS
Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.

NON-GAAP FINANCIAL MEASURES
This press release contains references to measures which are not defined in generally accepted accounting principles (“GAAP”). Information concerning these non-GAAP financial measures can be found in the financial tables.

# # #

Associated Banc-Corp Consolidated Balance Sheets (Unaudited)
(in thousands)	Jun 30, 2016	Mar 31, 2016	Seql Qtr $ Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr $ Change
Assets
Cash and due from banks	$333,000	$287,183	$45,817	$374,921	$303,701	$375,369	$(42,369)
Interest-bearing deposits in other financial institutions	131,680	68,025	63,655	79,764	70,023	101,573	30,107
Federal funds sold and securities purchased under agreements to resell	13,200	20,200	(7,000)	19,000	36,490	39,850	(26,650)
Investment securities held to maturity, at amortized cost	1,236,140	1,176,821	59,319	1,168,230	604,799	532,382	703,758
Investment securities available for sale, at fair value	4,801,766	4,905,841	(104,075)	4,967,414	5,403,656	5,407,998	(606,232)
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	194,501	181,853	12,648	147,240	160,871	160,765	33,736
Loans held for sale	284,376	128,339	156,037	124,915	105,144	151,146	133,230
Loans	19,815,286	19,227,240	588,046	18,714,343	18,524,773	18,303,252	1,512,034
Allowance for loan losses	(267,780)	(277,370)	9,590	(274,264)	(262,536)	(261,538)	(6,242)
Loans, net	19,547,506	18,949,870	597,636	18,440,079	18,262,237	18,041,714	1,505,792
Premises and equipment, net	331,427	331,711	(284)	267,606	271,119	274,338	57,089
Goodwill	971,951	971,951	—	968,844	968,844	968,844	3,107
Mortgage servicing rights, net	57,474	59,414	(1,940)	61,341	61,402	61,192	(3,718)
Other intangible assets, net	16,427	16,966	(539)	16,458	16,978	17,863	(1,436)
Trading assets	77,112	53,087	24,025	32,192	43,752	35,386	41,726
Other assets	1,042,139	1,027,606	14,533	1,043,831	1,154,750	1,012,957	29,182
Total assets	$29,038,699	$28,178,867	$859,832	$27,711,835	$27,463,766	$27,181,377	$1,857,322
Liabilities and Stockholders’ Equity
Noninterest-bearing demand deposits	$5,039,336	$5,272,685	$(233,349)	$5,562,466	$4,657,261	$4,332,171	$707,165
Interest-bearing deposits	15,253,514	15,412,775	(159,261)	15,445,199	15,901,134	14,937,392	316,122
Total deposits	20,292,850	20,685,460	(392,610)	21,007,665	20,558,395	19,269,563	1,023,287
Federal funds purchased and securities sold under agreements to repurchase	509,150	583,247	(74,097)	431,438	702,569	689,699	(180,549)
Other short-term funding	1,402,407	834,161	568,246	402,978	319,766	905,837	496,570
Long-term funding	3,511,475	2,861,316	650,159	2,676,164	2,676,065	3,175,966	335,509
Trading liabilities	79,466	55,223	24,243	33,430	45,817	37,169	42,297
Accrued expenses and other liabilities	213,204	176,962	36,242	222,914	207,357	198,752	14,452
Total liabilities	26,008,552	25,196,369	812,183	24,774,589	24,509,969	24,276,986	1,731,566
Stockholders’ Equity
Preferred equity	120,201	120,347	(146)	121,379	121,379	122,015	(1,814)
Common equity
Common stock	1,630	1,630	—	1,642	1,642	1,642	(12)
Surplus	1,453,285	1,447,368	5,917	1,458,522	1,455,034	1,450,200	3,085
Retained earnings	1,629,915	1,599,835	30,080	1,593,239	1,570,199	1,538,684	91,231
Accumulated other comprehensive income (loss)	13,453	2,167	11,286	(32,616)	15,376	2,594	10,859
Treasury stock	(188,337)	(188,849)	512	(204,920)	(209,833)	(210,744)	22,407
Total common equity	2,909,946	2,862,151	47,795	2,815,867	2,832,418	2,782,376	127,570
Total stockholders’ equity	3,030,147	2,982,498	47,649	2,937,246	2,953,797	2,904,391	125,756
Total liabilities and stockholders’ equity	$29,038,699	$28,178,867	$859,832	$27,711,835	$27,463,766	$27,181,377	$1,857,322

Associated Banc-Corp Consolidated Statements of Income (Unaudited)

			Comp Qtr		YTD	YTD	Comp YTD
(in thousands, except per share amounts)	2Q16	2Q15	$ Change	% Change	Jun 2016	Jun 2015	$ Change	% Change
Interest Income
Interest and fees on loans	$163,059	$152,417	$10,642	7%	$322,715	$304,362	$18,353	6%
Interest and dividends on investment securities:
Taxable	24,270	23,868	402	2%	49,786	48,960	826	2%
Tax-exempt	7,894	7,565	329	4%	15,724	15,452	272	2%
Other interest	1,318	1,771	(453)	(26)%	2,385	3,463	(1,078)	(31)%
Total interest income	196,541	185,621	10,920	6%	390,610	372,237	18,373	5%
Interest Expense
Interest on deposits	11,678	8,141	3,537	43%	23,444	15,760	7,684	49%
Interest on Federal funds purchased and securities sold under agreements to repurchase	378	235	143	61%	674	466	208	45%
Interest on other short-term funding	845	115	730	635%	1,360	196	1,164	594%
Interest on long-term funding	6,923	10,642	(3,719)	(35)%	16,428	21,514	(5,086)	(24)%
Total interest expense	19,824	19,133	691	4%	41,906	37,936	3,970	10%
Net Interest Income	176,717	166,488	10,229	6%	348,704	334,301	14,403	4%
Provision for credit losses	14,000	5,000	9,000	180%	34,000	9,500	24,500	258%
Net interest income after provision for credit losses	162,717	161,488	1,229	1%	314,704	324,801	(10,097)	(3)%
Noninterest Income
Trust service fees	11,509	12,515	(1,006)	(8)%	22,956	24,602	(1,646)	(7)%
Service charges on deposit accounts	16,444	15,703	741	5%	32,717	31,509	1,208	4%
Card-based and other nondeposit fees	12,717	13,597	(880)	(6)%	24,708	26,013	(1,305)	(5)%
Insurance commissions	22,005	20,077	1,928	10%	43,387	39,805	3,582	9%
Brokerage and annuity commissions	4,098	4,192	(94)	(2)%	7,892	7,875	17	—%
Mortgage banking, net	4,067	9,941	(5,874)	(59)%	8,271	17,349	(9,078)	(52)%
Capital market fees, net	3,793	2,692	1,101	41%	7,331	5,159	2,172	42%
Bank owned life insurance income	2,973	2,381	592	25%	7,743	5,256	2,487	47%
Asset gains (losses), net	(343)	1,854	(2,197)	(119)%	181	2,687	(2,506)	(93)%
Investment securities gains, net	3,116	1,242	1,874	151%	6,214	1,242	4,972	400%
Other	1,789	2,288	(499)	(22)%	3,960	4,798	(838)	(17)%
Total noninterest income	82,168	86,482	(4,314)	(5)%	165,360	166,295	(935)	(1)%
Noninterest Expense
Personnel expense	102,129	102,986	(857)	(1)%	203,527	203,138	389	—%
Occupancy	13,215	14,308	(1,093)	(8)%	27,017	31,991	(4,974)	(16)%
Equipment	5,396	5,739	(343)	(6)%	10,842	11,511	(669)	(6)%
Technology	14,450	16,354	(1,904)	(12)%	28,714	31,912	(3,198)	(10)%
Business development and advertising	6,591	6,829	(238)	(3)%	14,802	12,156	2,646	22%
Other intangible amortization	539	888	(349)	(39)%	1,043	1,689	(646)	(38)%
Loan expense	3,442	3,681	(239)	(6)%	6,663	6,677	(14)	—%
Legal and professional fees	4,856	4,344	512	12%	9,881	8,882	999	11%
Foreclosure / OREO expense, net	1,330	1,264	66	5%	3,207	2,426	781	32%
FDIC expense	8,750	6,000	2,750	46%	16,500	12,500	4,000	32%
Other	13,662	14,384	(722)	(5)%	26,135	27,887	(1,752)	(6)%
Total noninterest expense	174,360	176,777	(2,417)	(1)%	348,331	350,769	(2,438)	(1)%
Income before income taxes	70,525	71,193	(668)	(1)%	131,733	140,327	(8,594)	(6)%
Income tax expense	21,434	21,793	(359)	(2)%	40,108	44,255	(4,147)	(9)%
Net income	49,091	49,400	(309)	(1)%	91,625	96,072	(4,447)	(5)%
Preferred stock dividends	2,169	1,545	624	40%	4,367	2,773	1,594	57%
Net income available to common equity	$46,922	$47,855	$(933)	(2)%	$87,258	$93,299	$(6,041)	(6)%
Earnings Per Common Share:
Basic	$0.31	$0.32	$(0.01)	(3)%	$0.58	$0.62	$(0.04)	(6)%
Diluted	$0.31	$0.31	$—	—%	$0.58	$0.61	$(0.03)	(5)%
Average Common Shares Outstanding:
Basic	148,511	149,903	(1,392)	(1)%	148,556	149,986	(1,430)	(1)%
Diluted	149,530	151,108	(1,578)	(1)%	149,518	151,129	(1,611)	(1)%

Associated Banc-Corp Consolidated Statements of Income (Unaudited)—Quarterly Trend
			Seql Qtr					Comp Qtr
(in thousands, except per share amounts)	2Q16	1Q16	$ Change	% Change	4Q15	3Q15	2Q15	$ Change	% Change
Interest Income
Interest and fees on loans	$163,059	$159,656	$3,403	2%	$155,602	$155,663	$152,417	$10,642	7%
Interest and dividends on investment securities:
Taxable	24,270	25,516	(1,246)	(5)%	26,395	24,937	23,868	402	2%
Tax-exempt	7,894	7,830	64	1%	7,783	7,917	7,565	329	4%
Other interest	1,318	1,067	251	24%	1,639	1,489	1,771	(453)	(26)%
Total interest income	196,541	194,069	2,472	1%	191,419	190,006	185,621	10,920	6%
Interest Expense
Interest on deposits	11,678	11,766	(88)	(1)%	8,844	8,521	8,141	3,537	43%
Interest on Federal funds purchased and securities sold under agreements to repurchase	378	296	82	28%	229	248	235	143	61%
Interest on other short-term funding	845	515	330	64%	186	83	115	730	635%
Interest on long-term funding	6,923	9,505	(2,582)	(27)%	10,692	10,645	10,642	(3,719)	(35)%
Total interest expense	19,824	22,082	(2,258)	(10)%	19,951	19,497	19,133	691	4%
Net Interest Income	176,717	171,987	4,730	3%	171,468	170,509	166,488	10,229	6%
Provision for credit losses	14,000	20,000	(6,000)	(30)%	20,000	8,000	5,000	9,000	180%
Net interest income after provision for credit losses	162,717	151,987	10,730	7%	151,468	162,509	161,488	1,229	1%
Noninterest Income
Trust service fees	11,509	11,447	62	1%	11,965	12,273	12,515	(1,006)	(8)%
Service charges on deposit accounts	16,444	16,273	171	1%	16,577	17,385	15,703	741	5%
Card-based and other nondeposit fees	12,717	11,991	726	6%	12,694	12,618	13,597	(880)	(6)%
Insurance commissions	22,005	21,382	623	3%	17,997	17,561	20,077	1,928	10%
Brokerage and annuity commissions	4,098	3,794	304	8%	3,694	3,809	4,192	(94)	(2)%
Mortgage banking, net	4,067	4,204	(137)	(3)%	8,271	6,643	9,941	(5,874)	(59)%
Capital market fees, net	3,793	3,538	255	7%	3,423	2,170	2,692	1,101	41%
Bank owned life insurance income	2,973	4,770	(1,797)	(38)%	2,092	2,448	2,381	592	25%
Asset gains (losses), net	(343)	524	(867)	(165)%	(391)	244	1,854	(2,197)	(119)%
Investment securities gains, net	3,116	3,098	18	1%	4,095	2,796	1,242	1,874	151%
Other	1,789	2,171	(382)	(18)%	2,580	2,118	2,288	(499)	(22)%
Total noninterest income	82,168	83,192	(1,024)	(1)%	82,997	80,065	86,482	(4,314)	(5)%
Noninterest Expense
Personnel expense	102,129	101,398	731	1%	100,469	101,134	102,986	(857)	(1)%
Occupancy	13,215	13,802	(587)	(4)%	14,718	14,187	14,308	(1,093)	(8)%
Equipment	5,396	5,446	(50)	(1)%	5,695	6,003	5,739	(343)	(6)%
Technology	14,450	14,264	186	1%	13,953	14,748	16,354	(1,904)	(12)%
Business development and advertising	6,591	8,211	(1,620)	(20)%	7,652	5,964	6,829	(238)	(3)%
Other intangible amortization	539	504	35	7%	520	885	888	(349)	(39)%
Loan expense	3,442	3,221	221	7%	4,120	3,305	3,681	(239)	(6)%
Legal and professional fees	4,856	5,025	(169)	(3)%	3,963	4,207	4,344	512	12%
Foreclosure / OREO expense, net	1,330	1,877	(547)	(29)%	2,371	645	1,264	66	5%
FDIC expense	8,750	7,750	1,000	13%	7,500	6,000	6,000	2,750	46%
Other	13,662	12,473	1,189	10%	15,032	14,507	14,384	(722)	(5)%
Total noninterest expense	174,360	173,971	389	—%	175,993	171,585	176,777	(2,417)	(1)%
Income before income taxes	70,525	61,208	9,317	15%	58,472	70,989	71,193	(668)	(1)%
Income tax expense	21,434	18,674	2,760	15%	15,681	21,551	21,793	(359)	(2)%
Net income	49,091	42,534	6,557	15%	42,791	49,438	49,400	(309)	(1)%
Preferred stock dividends	2,169	2,198	(29)	(1)%	2,198	2,184	1,545	624	40%
Net income available to common equity	$46,922	$40,336	$6,586	16%	$40,593	$47,254	$47,855	$(933)	(2)%
Earnings Per Common Share:
Basic	$0.31	$0.27	$0.04	15%	$0.27	$0.31	$0.32	$(0.01)	(3)%
Diluted	$0.31	$0.27	$0.04	15%	$0.27	$0.31	$0.31	$—	—%
Average Common Shares Outstanding:
Basic	148,511	148,601	(90)	—%	148,834	148,614	149,903	(1,392)	(1)%
Diluted	149,530	149,454	76	—%	150,163	149,799	151,108	(1,578)	(1)%

Associated Banc-Corp Selected Quarterly Information
($ in millions, except share and per share, full time equivalent employee data and branch count)	YTD Jun 2016	YTD Jun 2015	2Q16	1Q16	4Q15	3Q15	2Q15
Per Common Share Data
Dividends	$0.22	$0.20	$0.11	$0.11	$0.11	$0.10	$0.10
Market value:
High	18.84	20.84	18.84	18.79	20.61	20.55	20.84
Low	15.48	16.62	15.84	15.48	17.98	17.17	18.50
Close	17.15	20.27	17.15	17.94	18.75	17.97	20.27
Book value	19.27	18.44	19.27	18.96	18.62	18.77	18.44
Tangible book value / share	$12.72	$11.90	$12.72	$12.41	$12.10	$12.23	$11.90
Performance Ratios (annualized)
Return on average assets	0.66%	0.73%	0.69%	0.62%	0.62%	0.72%	0.74%
Effective tax rate	30.45%	31.54%	30.39%	30.51%	26.82%	30.36%	30.61%
Dividend payout ratio(1)	37.93%	32.26%	35.48%	40.74%	40.74%	32.26%	31.25%
Selected Trend Information
Average full time equivalent employees	4,394	4,443	4,415	4,374	4,378	4,421	4,465
Branch count			215	215	215	225	228
Trust assets under management, at market value			$7,944	$7,844	$7,729	$7,626	$8,068
Mortgage loans originated for sale during period			$324	$194	$317	$292	$351
Mortgage portfolio serviced for others			$7,776	$7,877	$7,915	$7,907	$7,898
Mortgage servicing rights, net / mortgage portfolio serviced for others			0.74%	0.75%	0.77%	0.78%	0.77%
Selected Quarterly Ratios
Loans / deposits			97.65%	92.95%	89.08%	90.11%	94.99%
Stockholders’ equity / assets			10.43%	10.58%	10.60%	10.76%	10.69%
Shares outstanding, end of period			151,036	150,994	151,239	150,928	150,862
Risk-based Capital (2) (3)
Total risk-weighted assets			$21,169	$20,454	$19,930	$19,866	$19,610
Common equity Tier 1			$1,941	$1,903	$1,898	$1,865	$1,825
Common equity Tier 1 capital ratio			9.17%	9.30%	9.52%	9.39%	9.31%
Tier 1 capital ratio			9.73%	9.88%	10.12%	9.98%	9.90%
Total capital ratio			12.16%	12.35%	12.62%	12.49%	12.43%
Tier 1 leverage ratio			7.44%	7.55%	7.60%	7.53%	7.53%

(1)	Ratio is based upon basic earnings per common share.

(2)
The Federal Reserve establishes regulatory capital requirements, including well-capitalized standards for the Corporation. The regulatory capital requirements effective for the Corporation follow Basel III, subject to certain transition provisions.

(3)	June 30, 2016 data is estimated.

Associated Banc-Corp Selected Asset Quality Information
(in thousands)	Jun 30, 2016	Mar 31, 2016	Seql Qtr % Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr % Change
Allowance for Loan Losses
Balance at beginning of period	$277,370	$274,264	1%	$262,536	$261,538	$265,268	5%
Provision for loan losses	11,000	20,000	(45)%	19,500	9,000	5,000	120%
Charge offs	(24,621)	(21,245)	16%	(12,741)	(11,732)	(14,537)	69%
Recoveries	4,031	4,351	(7)%	4,969	3,730	5,807	(31)%
Net charge offs	(20,590)	(16,894)	22%	(7,772)	(8,002)	(8,730)	136%
Balance at end of period	$267,780	$277,370	(3)%	$274,264	$262,536	$261,538	2%
Allowance for Unfunded Commitments
Balance at beginning of period	$24,400	$24,400	—%	$23,900	$24,900	$24,900	(2)%
Provision for unfunded commitments	3,000	—	N/M	500	(1,000)	—	N/M
Balance at end of period	$27,400	$24,400	12%	$24,400	$23,900	$24,900	10%
Allowance for credit losses	$295,180	$301,770	(2)%	$298,664	$286,436	$286,438	3%
Provision for credit losses	$14,000	$20,000	(30)%	$20,000	$8,000	$5,000	180%
Net Charge Offs	Jun 30, 2016	Mar 31, 2016	Seql Qtr % Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr % Change
Commercial and industrial	$(18,564)	$(14,936)	24%	$(4,586)	$(4,709)	$(3,921)	373%
Commercial real estate—owner occupied	(20)	(43)	(53)%	(291)	504	(1,198)	(98)%
Commercial and business lending	(18,584)	(14,979)	24%	(4,877)	(4,205)	(5,119)	263%
Commercial real estate—investor	(560)	1,239	(145)%	(665)	(496)	(1,856)	(70)%
Real estate construction	(219)	(28)	N/M	140	(38)	673	(133)%
Commercial real estate lending	(779)	1,211	(164)%	(525)	(534)	(1,183)	(34)%
Total commercial	(19,363)	(13,768)	41%	(5,402)	(4,739)	(6,302)	207%
Residential mortgage	(757)	(1,232)	(39)%	(714)	(1,562)	(1,278)	(41)%
Home equity revolving lines of credit	275	(902)	(130)%	(294)	(533)	(246)	(212)%
Home equity loans junior liens	42	(244)	(117)%	(623)	(358)	(118)	(136)%
Home equity	317	(1,146)	(128)%	(917)	(891)	(364)	(187)%
Other consumer	(787)	(748)	5%	(739)	(810)	(786)	—%
Total consumer	(1,227)	(3,126)	(61)%	(2,370)	(3,263)	(2,428)	(49)%
Total net charge offs	$(20,590)	$(16,894)	22%	$(7,772)	$(8,002)	$(8,730)	136%
Net Charge Offs to Average Loans (in basis points) *	Jun 30, 2016	Mar 31, 2016		Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Commercial and industrial	(114)	(97)		(31)	(31)	(25)
Commercial real estate—owner occupied	(1)	(2)		(12)	21	(48)
Commercial and business lending	(100)	(85)		(28)	(24)	(29)
Commercial real estate—investor	(7)	15		(8)	(6)	(24)
Real estate construction	(7)	(1)		5	(1)	26
Commercial real estate lending	(7)	11		(5)	(5)	(11)
Total commercial	(64)	(48)		(19)	(17)	(22)
Residential mortgage	(5)	(8)		(5)	(11)	(9)
Home equity revolving lines of credit	13	(41)		(13)	(24)	(11)
Home equity loans junior liens	15	(83)		(195)	(104)	(32)
Home equity	13	(46)		(36)	(35)	(14)
Other consumer	(78)	(72)		(69)	(75)	(73)
Total consumer	(7)	(17)		(13)	(18)	(14)
Total net charge offs	(42)	(36)		(17)	(17)	(19)
Credit Quality	Jun 30, 2016	Mar 31, 2016	Seql Qtr % Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr % Change
Nonaccrual loans	$282,602	$286,395	(1)%	$178,258	$147,454	$160,361	76%
Other real estate owned (OREO)	13,669	16,056	(15)%	14,569	13,740	13,557	1%
Total nonperforming assets	$296,271	$302,451	(2)%	$192,827	$161,194	$173,918	70%
Loans 90 or more days past due and still accruing	$1,494	$1,629	(8)%	$1,648	$1,484	$1,662	(10)%
Allowance for loan losses to loans	1.35%	1.44%		1.47%	1.42%	1.43%
Allowance for loan losses to nonaccrual loans	94.76	96.85		153.86	178.05	163.09
Nonaccrual loans to total loans	1.43	1.49		0.95	0.80	0.88
Nonperforming assets to total loans plus OREO	1.49	1.57		1.03	0.87	0.95
Nonperforming assets to total assets	1.02	1.07		0.70	0.59	0.64
Year-to-date net charge offs to average loans *	0.39	0.36		0.16	0.16	0.16
* Annualized
N/M = Not meaningful

Associated Banc-Corp Selected Asset Quality Information (continued)
(in thousands)	Jun 30, 2016	Mar 31, 2016	Seql Qtr % Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr % Change
Nonaccrual loans
Commercial and industrial	$193,439	$197,115	(2)%	$93,575	$60,184	$66,394	191%
Commercial real estate—owner occupied	9,635	9,443	2%	8,049	13,368	18,821	(49)%
Commercial and business lending	203,074	206,558	(2)%	101,624	73,552	85,215	138%
Commercial real estate—investor	11,528	12,330	(7)%	8,643	6,921	6,090	89%
Real estate construction	957	840	14%	940	997	2,906	(67)%
Commercial real estate lending	12,485	13,170	(5)%	9,583	7,918	8,996	39%
Total commercial	215,559	219,728	(2)%	111,207	81,470	94,211	129%
Residential mortgage	52,300	52,212	—%	51,482	51,957	51,920	1%
Home equity revolving lines of credit	8,797	8,822	—%	9,917	8,060	8,420	4%
Home equity loans junior liens	5,566	5,250	6%	5,327	5,581	5,356	4%
Home equity	14,363	14,072	2%	15,244	13,641	13,776	4%
Other consumer	380	383	(1)%	325	386	454	(16)%
Total consumer	67,043	66,667	1%	67,051	65,984	66,150	1%
Total nonaccrual loans	$282,602	$286,395	(1)%	$178,258	$147,454	$160,361	76%

Restructured loans (accruing)	Jun 30, 2016	Mar 31, 2016	Seql Qtr % Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr % Change
Commercial and industrial	$29,179	$28,908	1%	$29,293	$28,598	$32,063	(9)%
Commercial real estate—owner occupied	7,509	7,693	(2)%	7,877	7,343	5,433	38%
Commercial and business lending	36,688	36,601	—%	37,170	35,941	37,496	(2)%
Commercial real estate—investor	20,191	20,993	(4)%	21,915	18,580	22,009	(8)%
Real estate construction	372	386	(4)%	510	485	714	(48)%
Commercial real estate lending	20,563	21,379	(4)%	22,425	19,065	22,723	(10)%
Total commercial	57,251	57,980	(1)%	59,595	55,006	60,219	(5)%
Residential mortgage	18,314	19,807	(8)%	19,870	20,054	21,373	(14)%
Home equity revolving lines of credit	576	1,377	(58)%	1,332	1,121	1,222	(53)%
Home equity loans junior liens	6,379	5,540	15%	5,737	5,824	6,610	(3)%
Home equity	6,955	6,917	1%	7,069	6,945	7,832	(11)%
Other consumer	906	893	1%	829	804	796	14%
Total consumer	26,175	27,617	(5)%	27,768	27,803	30,001	(13)%
Total restructured loans (accruing)	$83,426	$85,597	(3)%	$87,363	$82,809	$90,220	(8)%
Restructured loans included in nonaccrual loans (not included with restructed loans (accruing))	$34,841	$35,232	(1)%	$37,684	$36,583	$43,699	(20)%

Accruing Loans 30-89 Days Past Due	Jun 30, 2016	Mar 31, 2016	Seql Qtr % Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr % Change
Commercial and industrial	$2,124	$2,901	(27)%	$1,011	$3,296	$6,357	(67)%
Commercial real estate—owner occupied	193	520	(63)%	7,142	2,018	1,090	(82)%
Commercial and business lending	2,317	3,421	(32)%	8,153	5,314	7,447	(69)%
Commercial real estate—investor	2,715	1,072	153%	291	1,218	19,843	(86)%
Real estate construction	524	415	26%	296	373	312	68%
Commercial real estate lending	3,239	1,487	118%	587	1,591	20,155	(84)%
Total commercial	5,556	4,908	13%	8,740	6,905	27,602	(80)%
Residential mortgage	7,382	3,594	105%	4,930	4,811	6,602	12%
Home equity revolving lines of credit	6,075	3,582	70%	5,559	6,142	5,157	18%
Home equity loans junior liens	1,655	2,222	(26)%	2,360	2,423	1,894	(13)%
Home equity	7,730	5,804	33%	7,919	8,565	7,051	10%
Other consumer	1,895	1,682	13%	1,870	1,723	1,655	15%
Total consumer	17,007	11,080	53%	14,719	15,099	15,308	11%
Total accruing loans 30-89 days past due	$22,563	$15,988	41%	$23,459	$22,004	$42,910	(47)%

Potential Problem Loans	Jun 30, 2016	Mar 31, 2016	Seql Qtr % Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr % Change
Commercial and industrial	$379,818	$328,464	16%	$233,130	$192,174	$127,028	199%
Commercial real estate—owner occupied	45,671	41,107	11%	35,706	41,466	41,997	9%
Commercial and business lending	425,489	369,571	15%	268,836	233,640	169,025	152%
Commercial real estate—investor	25,081	25,385	(1)%	25,944	23,633	23,543	7%
Real estate construction	2,117	2,422	(13)%	3,919	2,354	1,327	60%
Commercial real estate lending	27,198	27,807	(2)%	29,863	25,987	24,870	9%
Total commercial	452,687	397,378	14%	298,699	259,627	193,895	133%
Residential mortgage	3,953	3,488	13%	2,796	3,966	5,341	(26)%
Home equity revolving lines of credit	62	48	29%	48	141	202	(69)%
Home equity loans junior liens	32	161	(80)%	174	86	230	(86)%
Home equity	94	209	(55)%	222	227	432	(78)%
Total consumer	4,047	3,697	9%	3,018	4,193	5,773	(30)%
Total potential problem loans	$456,734	$401,075	14%	$301,717	$263,820	$199,668	129%

Associated Banc-Corp Net Interest Income Analysis—Fully Tax-Equivalent Basis — Sequential and Comparable Quarter
	Quarter ended,
	June 30, 2016			March 31, 2016			June 30, 2015
(in thousands)	Average Balance	Interest Income /Expense	Average Yield /Rate	Average Balance	Interest Income /Expense	Average Yield /Rate	Average Balance	Interest Income /Expense	Average Yield /Rate
Assets
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$7,474,633	$59,052	3.18%	$7,121,061	$57,258	3.23%	$7,167,315	$56,329	3.15%
Commercial real estate lending	4,654,111	40,169	3.47%	4,469,531	38,989	3.51%	4,148,955	35,688	3.45%
Total commercial	12,128,744	99,221	3.29%	11,590,592	96,247	3.34%	11,316,270	92,017	3.26%
Residential mortgage	6,129,924	48,382	3.16%	5,920,280	47,748	3.23%	5,411,193	44,447	3.29%
Retail	1,383,317	16,414	4.75%	1,411,958	16,640	4.72%	1,460,842	16,857	4.62%
Total loans	19,641,985	164,017	3.35%	18,922,830	160,635	3.41%	18,188,305	153,321	3.38%
Investment securities:
Taxable	4,967,437	24,270	1.95%	5,034,072	25,516	2.03%	4,761,445	23,868	2.01%
Tax-exempt(1)	1,064,252	12,077	4.54%	1,045,210	11,980	4.58%	942,032	11,575	4.92%
Other short-term investments	294,375	1,318	1.80%	270,261	1,067	1.59%	374,585	1,771	1.89%
Investments and other	6,326,064	37,665	2.38%	6,349,543	38,563	2.43%	6,078,062	37,214	2.45%
Total earning assets	25,968,049	$201,682	3.12%	25,272,373	$199,198	3.16%	24,266,367	$190,535	3.15%
Other assets, net	2,674,427			2,426,475			2,461,765
Total assets	$28,642,476			$27,698,848			$26,728,132
Liabilities and stockholder's equity
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$1,445,020	$228	0.06%	$1,367,646	$236	0.07%	$1,352,616	$259	0.08%
Interest-bearing demand	3,640,733	2,144	0.24%	3,220,409	2,032	0.25%	3,251,196	1,037	0.13%
Money market	8,692,782	6,309	0.29%	9,432,245	6,444	0.27%	9,101,589	4,088	0.18%
Time deposits	1,540,424	2,997	0.78%	1,558,278	3,054	0.79%	1,630,242	2,757	0.68%
Total interest-bearing deposits	15,318,959	11,678	0.31%	15,578,578	11,766	0.30%	15,335,643	8,141	0.21%
Federal funds purchased and securities sold under agreements to repurchase	674,360	378	0.23%	559,459	296	0.21%	662,047	235	0.14%
Other short-term funding	1,209,511	845	0.28%	777,898	515	0.27%	236,459	115	0.20%
Total short-term funding	1,883,871	1,223	0.26%	1,337,357	811	0.24%	898,506	350	0.16%
Long-term funding	3,052,581	6,923	0.91%	2,582,538	9,505	1.47%	3,077,012	10,642	1.38%
Total short and long-term funding	4,936,452	8,146	0.66%	3,919,895	10,316	1.05%	3,975,518	10,992	1.11%
Total interest-bearing liabilities	20,255,411	$19,824	0.39%	19,498,473	$22,082	0.45%	19,311,161	$19,133	0.40%
Noninterest-bearing demand deposits	4,969,994			4,996,596			4,290,567
Other liabilities	228,027			233,029			251,743
Stockholders’ equity	3,189,044			2,970,750			2,874,661
Total liabilities and stockholders’ equity	$28,642,476			$27,698,848			$26,728,132
Interest rate spread			2.73%			2.71%			2.75%
Net free funds			0.08%			0.10%			0.08%
Fully tax-equivalent net interest income and net interest margin		$181,858	2.81%		$177,116	2.81%		$171,402	2.83%
Fully tax-equivalent adjustment		5,141			5,129			4,914
Net interest income		$176,717			$171,987			$166,488

(1)
The yield on tax-exempt loans and securities is computed on a fully tax-equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.

Associated Banc-Corp Net Interest Income Analysis—Fully Tax-Equivalent Basis — Year Over Year
	Six Months ended June 30,
	2016			2015
(in thousands)	Average Balance	Interest Income /Expense	Average Yield /Rate	Average Balance	Interest Income /Expense	Average Yield /Rate
Assets
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$7,297,847	$116,310	3.20%	$7,080,723	$112,244	3.19%
Commercial real estate lending	4,561,821	79,158	3.49%	4,125,972	72,091	3.52%
Total commercial	11,859,668	195,468	3.31%	11,206,695	184,335	3.32%
Residential mortgage	6,025,102	96,130	3.19%	5,321,942	87,919	3.31%
Retail	1,397,638	33,054	4.74%	1,474,104	33,938	4.62%
Total loans	19,282,408	324,652	3.38%	18,002,741	306,192	3.42%
Investment securities
Taxable	5,000,754	49,786	1.99%	4,782,809	48,960	2.05%
Tax-exempt (1)	1,054,731	24,057	4.56%	946,161	23,642	5.00%
Other short-term investments	282,318	2,385	1.70%	475,812	3,463	1.46%
Investments and other	6,337,803	76,228	2.41%	6,204,782	76,065	2.45%
Total earning assets	25,620,211	$400,880	3.14%	24,207,523	$382,257	3.17%
Other assets, net	2,450,451			2,458,235
Total assets	$28,070,662			$26,665,758
Liabilities and stockholder's equity
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$1,406,333	$464	0.07%	$1,315,250	$497	0.08%
Interest-bearing demand	3,430,571	4,176	0.24%	3,227,593	2,087	0.13%
Money market	9,062,514	12,753	0.28%	8,878,663	7,873	0.18%
Time deposits	1,549,351	6,051	0.79%	1,612,312	5,303	0.66%
Total interest-bearing deposits	15,448,769	23,444	0.31%	15,033,818	15,760	0.21%
Federal funds purchased and securities sold under agreements to repurchase	617,007	674	0.22%	623,984	466	0.15%
Other short-term funding	993,704	1,360	0.28%	178,173	196	0.22%
Total short-term funding	1,610,711	2,034	0.25%	802,157	662	0.17%
Long-term funding	2,817,560	16,428	1.17%	3,402,382	21,514	1.27%
Total short and long-term funding	4,428,271	18,462	0.84%	4,204,539	22,176	1.06%
Total interest-bearing liabilities	19,877,040	$41,906	0.42%	19,238,357	$37,936	0.40%
Noninterest-bearing demand deposits	4,983,197			4,308,463
Other liabilities	230,528			259,160
Stockholders’ equity	2,979,897			2,859,778
Total liabilities and stockholders’ equity	$28,070,662			$26,665,758
Interest rate spread			2.72%			2.77%
Net free funds			0.09%			0.09%
Fully tax-equivalent net interest income and net interest margin		$358,974	2.81%		$344,321	2.86%
Fully tax-equivalent adjustment		10,270			10,020
Net interest income		$348,704			$334,301

(1)
The yield on tax exempt loans and securities is computed on a fully tax-equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.

Associated Banc-Corp Loan and Deposit Composition (in thousands)
Period End Loan Composition	Jun 30, 2016	Mar 31, 2016	Seql Qtr % Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr % Change
Commercial and industrial	$6,701,986	$6,511,648	3%	$6,190,683	$6,128,080	$6,255,092	7%
Commercial real estate—owner occupied	921,736	917,285	—%	918,212	966,689	978,183	(6)%
Commercial and business lending	7,623,722	7,428,933	3%	7,108,895	7,094,769	7,233,275	5%
Commercial real estate—investor	3,495,791	3,276,733	7%	3,234,266	3,183,352	3,126,440	12%
Real estate construction	1,285,573	1,184,398	9%	1,162,145	1,124,280	1,092,308	18%
Commercial real estate lending	4,781,364	4,461,131	7%	4,396,411	4,307,632	4,218,748	13%
Total commercial	12,405,086	11,890,064	4%	11,505,306	11,402,401	11,452,023	8%
Residential mortgage	6,035,720	5,944,457	2%	5,783,267	5,682,178	5,398,434	12%
Home equity revolving lines of credit	861,311	867,860	(1)%	883,759	883,573	880,628	(2)%
Home equity loans junior liens	107,460	115,134	(7)%	122,043	130,892	141,344	(24)%
Home equity	968,771	982,994	(1)%	1,005,802	1,014,465	1,021,972	(5)%
Other consumer	405,709	409,725	(1)%	419,968	425,729	430,823	(6)%
Total consumer	7,410,200	7,337,176	1%	7,209,037	7,122,372	6,851,229	8%
Total loans	$19,815,286	$19,227,240	3%	$18,714,343	$18,524,773	$18,303,252	8%

Period End Deposit and Customer Funding Composition	Jun 30, 2016	Mar 31, 2016	Seql Qtr % Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr % Change
Noninterest-bearing demand	$5,039,336	$5,272,685	(4)%	$5,562,466	$4,657,261	$4,332,171	16%
Savings	1,451,801	1,426,951	2%	1,334,420	1,346,407	1,359,478	7%
Interest-bearing demand	3,789,138	3,698,941	2%	3,445,000	3,416,429	3,576,311	6%
Money market	8,448,543	8,718,841	(3)%	9,102,977	9,516,503	8,374,186	1%
Brokered CDs	46,268	41,440	12%	42,443	42,689	39,760	16%
Other time	1,517,764	1,526,602	(1)%	1,520,359	1,579,106	1,587,657	(4)%
Total deposits	20,292,850	20,685,460	(2)%	21,007,665	20,558,395	19,269,563	5%
Customer funding	464,880	508,262	(9)%	383,568	524,630	433,044	7%
Total deposits and customer funding	$20,757,730	$21,193,722	(2)%	$21,391,233	$21,083,025	$19,702,607	5%
Network transaction deposits included above in interest-bearing demand & money market	$3,141,214	$3,399,054	(8)%	$3,174,911	$3,207,867	$2,920,939	8%
Brokered CDs	46,268	41,440	12%	42,443	42,689	39,760	16%
Total network and brokered funding	3,187,482	3,440,494	(7)%	3,217,354	3,250,556	2,960,699	8%
Net customer deposits and funding(1)	$17,570,248	$17,753,228	(1)%	$18,173,879	$17,832,469	$16,741,908	5%

Quarter Average Loan Composition	Jun 30, 2016	Mar 31, 2016	Seql Qtr % Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr % Change
Commercial and industrial	$6,559,613	$6,207,458	6%	$5,947,939	$6,119,552	$6,171,334	6%
Commercial real estate—owner occupied	915,020	913,603	—%	944,223	970,112	995,981	(8)%
Commercial and business lending	7,474,633	7,121,061	5%	6,892,162	7,089,664	7,167,315	4%
Commercial real estate—investor	3,448,741	3,298,522	5%	3,266,008	3,134,454	3,110,637	11%
Real estate construction	1,205,370	1,171,009	3%	1,107,452	1,125,875	1,038,318	16%
Commercial real estate lending	4,654,111	4,469,531	4%	4,373,460	4,260,329	4,148,955	12%
Total commercial	12,128,744	11,590,592	5%	11,265,622	11,349,993	11,316,270	7%
Residential mortgage	6,129,924	5,920,280	4%	5,845,557	5,658,253	5,411,193	13%
Home equity revolving lines of credit	863,941	876,820	(1)%	882,599	880,660	881,036	(2)%
Home equity loans junior liens	111,372	118,610	(6)%	126,658	136,254	147,391	(24)%
Home equity	975,313	995,430	(2)%	1,009,257	1,016,914	1,028,427	(5)%
Other consumer	408,004	416,528	(2)%	422,252	427,589	432,415	(6)%
Total consumer	7,513,241	7,332,238	2%	7,277,066	7,102,756	6,872,035	9%
Total loans	$19,641,985	$18,922,830	4%	$18,542,688	$18,452,749	$18,188,305	8%

Quarter Average Deposit Composition	Jun 30, 2016	Mar 31, 2016	Seql Qtr % Change	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Comp Qtr % Change
Noninterest-bearing demand	$4,969,994	$4,996,596	(1)%	$4,967,719	$4,573,840	$4,290,567	16%
Savings	1,445,020	1,367,646	6%	1,358,141	1,357,677	1,352,616	7%
Interest-bearing demand	3,640,733	3,220,409	13%	3,150,628	3,199,391	3,251,196	12%
Money market	8,692,782	9,432,245	(8)%	9,534,551	9,538,030	9,101,589	(4)%
Time deposits	1,540,424	1,558,278	(1)%	1,604,864	1,624,661	1,630,242	(6)%
Total deposits	$20,288,953	$20,575,174	(1)%	$20,615,903	$20,293,599	$19,626,210	3%

(1)	Total deposits and customer funding excluding total network and brokered funding.

Associated Banc-Corp Non-GAAP Financial Measures Reconciliation
($ in millions)	YTD Jun 2016	YTD Jun 2015	2Q16	1Q16	4Q15	3Q15	2Q15
Tangible Common Equity Reconciliation (1)
Common equity			$2,910	$2,862	$2,816	$2,832	$2,782
Goodwill and other intangible assets, net			(988)	(989)	(985)	(986)	(987)
Tangible common equity			$1,922	$1,873	$1,831	$1,846	$1,795
Tangible Assets Reconciliation (1)
Total assets			$29,039	$28,179	$27,712	$27,464	$27,181
Goodwill and other intangible assets, net			(988)	(989)	(985)	(986)	(987)
Tangible assets			$28,051	$27,190	$26,727	$26,478	$26,194
Average Tangible Common Equity and Common Equity Tier 1 Reconciliation (1)
Common equity	$2,859	$2,790	$2,869	$2,849	$2,819	$2,798	$2,794
Goodwill and other intangible assets, net	(989)	(979)	(989)	(989)	(985)	(986)	(987)
Tangible common equity	1,870	1,811	1,880	1,860	1,834	1,812	1,807
Less: Accumulated other comprehensive income / loss	2	(17)	1	3	4	(7)	(16)
Less: Deferred tax assets / deferred tax liabilities, net	33	18	32	33	34	32	29
Average common equity Tier 1	$1,905	$1,812	$1,913	$1,896	$1,872	$1,837	$1,820
Selected Trend Information (2)
Fee-based revenue (3)	$132	$130	$67	$65	$63	$64	$66
Total revenue (4)	$514	$501	$259	$255	$254	$251	$253
Selected Equity and Performance Ratios (1) (5)
Tangible common equity / tangible assets			6.85%	6.89%	6.85%	6.97%	6.86%
Return on average equity	6.18%	6.77%	6.19%	5.76%	5.77%	6.72%	6.89%
Return on average tangible common equity	9.38%	10.39%	10.04%	8.72%	8.78%	10.35%	10.62%
Return on average common equity Tier 1	9.21%	10.38%	9.86%	8.55%	8.60%	10.20%	10.55%
Efficiency Ratio Reconciliation (6)
Federal Reserve efficiency ratio	69.18%	70.24%	69.34%	69.01%	70.49%	68.85%	70.23%
Fully tax-equivalent adjustment	(1.36)%	(1.37)%	(1.36)%	(1.37)%	(1.52)%	(1.38)%	(1.35)%
Other intangible amortization	(0.21)%	(0.34)%	(0.21)%	(0.20)%	(0.21)%	(0.36)%	(0.35)%
Fully tax-equivalent efficiency ratio	67.61%	68.53%	67.77%	67.44%	68.76%	67.11%	68.53%

(1)
The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net, which is a non-GAAP financial measure. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

(2)	These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation’s results of operations.

(3)
Fee-based revenue, a non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions, as presented on Pages 2 and 3 of the Consolidated Statements of Income.

(4)	Total revenue, a non-GAAP financial measure, is the sum of net interest income and noninterest income, as presented on Pages 2 and 3 of the Consolidated Statements of Income.

(5)
The Federal Reserve establishes regulatory capital requirements, including well-capitalized standards for the Corporation. The regulatory capital requirements effective for the Corporation follow Basel III, subject to certain transition provisions. These regulatory capital measurements are used by management, regulators, investors, and analysts to assess, monitor and compare the quality and composition of our capital with the capital of other financial services companies.

(6)
The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.